UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-08637
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The Pacific Corporate Group Private Equity Fund
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                                                     (Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 200, La Jolla, California                                              92037
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           (Address of principal executive offices)                                                    (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
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                                                       (Name and address of agent for service)

Registrant's telephone number, including area code:  (858) 456-6000
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Date of fiscal year end:      3/31/08
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Date of reporting period:   9/30/07
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

Item 1.                      Reports to Shareholders

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
September 30, 2007

Assets

Portfolio investments at fair value (cost $19,459,460)	$33,680,796
Cash	5,738,432
Deferred compensation plan assets, at market value	324,518
Prepaid income tax	108,802
Other receivable – foreign withholding tax	102,508
Prepaid expenses and other assets	68,730
Accrued interest receivable	36,144

Total Assets	$40,059,930

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$324,518
Deferred tax liability	17,095
Accounts payable and accrued expenses:
Legal	38,043
Audit and tax	117,200
Other	3,664
Total liabilities	500,520

Shareholders’ equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	325,122
Beneficial Shareholders (108,159.8075 shares)	39,234,288
Total shareholders’ equity (net asset value)	39,559,410

Total Liabilities and Shareholders’ Equity	$40,059,930

Net asset value per share	$362.74

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Six Months Ended September 30, 2007

	Three Months	Six Months
	Ended	Ended
	September 30,	September 30,
	2007	2007

Investment Income and Expenses

Income:
Interest from short-term investments	$135,363	$241,815

Expenses:
Management fee	82,756	166,894
Legal fees	33,844	113,316
Audit and tax fees	47,585	80,085
Administrative fees	27,612	55,371
Independent Trustee fees	17,157	38,559
Insurance expense	13,244	27,927
Other expenses	6,321	20,641
Total expenses	228,519	502,793

Net investment loss	(93,156)	(260,978)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized depreciation of Direct Investments	194,307	2,094,307
Net change in shareholders’ equity from Direct Investments	194,307	2,094,307

Change in net unrealized depreciation of Distributed Investments	(21,404)	(69,197)
Net realized gain from Distributed Investments	21,938	62,344
Net change in shareholders’ equity from Distributed Investments	534	(6,853)

Change in net unrealized appreciation of Indirect Investments	858,465	(926,870)
Expenses paid in connection with Indirect Investments	(6,216)	(6,216)
Distributions of realized gain and income received from
Indirect Investments	769,608	3,498,151
Realized loss from write-off of Indirect Investments	(584,000)	(1,026,242)
Net change in shareholders’ equity from Indirect Investments	1,037,857	1,538,823

Net change in shareholders’ equity from Portfolio Investmentsbefore tax	1,232,698	3,626,277

Provision for income taxes	-	(9,059)

Net change in shareholders’ equity from Portfolio Investments after tax	1,232,698	3,617,218

Net Increase in Shareholders’ Equity from Operations	$1,139,542	$3,356,240

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Six Months Ended September 30, 2007

	Adviser	Beneficial
	Trustee	Shareholders	Total

Shareholders’ equity as of April 1, 2007	$204,090	$44,148,566	$44,352,656

Increase (decrease) in shareholders’ equity
from operations:
Net investment loss	(1,201)	(259,777)	(260,978)
Realized gain from investments - net (D)	258	55,870	56,128
Distributions of realized gain and income
received from Indirect Investments – net	11,376	2,460,533	2,471,909
Change in unrealized appreciation
on investments – net	148,141	950,099	1,098,240
Provision for income taxes	(42)	(9,017)	(9,059)

Net increase in shareholders’ equity
from operations	158,532	3,197,708	3,356,240

Distributions to shareholders: (C)
Return of capital distributions	(21,309)	(4,609,470)	(4,630,779)
Realized gain distributions	(16,191)	(3,502,516)	(3,518,707)
Total distributions to shareholders	(37,500)	(8,111,986)	(8,149,486)

Net increase (decrease) in shareholders’ equity	121,032	(4,914,278)	(4,793,246)

Shareholders’ equity as of September 30, 2007 (A)	$325,122	$39,234,288(B)	$39,559,410

(A)	Shareholders’ equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $362.74 as of September 30, 2007.  Additionally, from February 9, 1998 (commencement of operations) through September 30, 2007, the Trust made cash distributions to Beneficial Shareholders totaling $966.00 per share of beneficial interest.

(C)	The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.

(D)	Inclusive of expenses paid in connection with Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2007

Cash Flows From Operating Activities

Net increase in shareholders’ equity from operations	$3,356,240

Adjustments to reconcile net increase in shareholders’ equity from operations to net cash provided by operating activities:

Change in net unrealized appreciation of Investments	(1,098,240)
Net capital contributed to Indirect Investments	(85,718)
Return of capital distributions received from Indirect Investments	3,258,610
Net realized gain from Investments	963,898
Proceeds from sale of Distributed Investments	169,344
Increase in accrued interest receivable	(5,603)
Increase in prepaid expenses and other assets	(11,129)
Increase in deferred compensation plan assets	(41,952)
Increase in deferred tax liability	1,736
Increase in accounts payable and accrued expenses	8,719
Decrease in prepaid income tax	7,323
Decrease in other receivables	111,413
Increase in other receivable – foreign withholding tax	(102,508)
Net cash provided by operating activities	6,532,133

Cash Flows Used for Financing Activities

Cash distribution paid to shareholders	(8,149,486)

Decrease in cash	(1,617,353)
Cash at beginning of period	7,355,785

Cash at End of Period	$5,738,432

Supplemental disclosure of non-cash operating activity:

Value of in-kind distributions received from Indirect Investments	$266,502

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of September 30, 2007
			Fair Value	Fair Value
	Principal		% of	as a
	Amount/		Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Business Services:
Phase Forward Inc.
Waltham, MA
Integrated software products and data managementprovider
4,513 shares of common stock	$19,978	$90,305

Total Business Services	19,978	90,305	0.23%	0.23%

Manufacturing:
ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-kind) dividend	863,700	1,200,000
1,000 shares of common stock	1,000,000	1,000,000

Total Manufacturing	1,863,700	2,200,000	5.56%	5.56%

Telecommunications:
Integra Telecom, Inc. (A)
Portland, OR
Facilities-based, integrated communications provider
4,000,000 shares of Series F preferred stock	1,000,000	7,576,962
Warrant to purchase 71,222 shares of Class A voting
common stock at $.05 per share, expiring 1/14/10	0	254,733
185,000 shares of Series H preferred stock	185,000	499,500
Warrant to purchase 637,788 shares of Class A voting
common stock at $.0005 per share, expiring 7/03/12	0	2,281,112

Total Telecommunications	1,185,000	10,612,307	26.83%	26.83%

Total Direct Investments	3,068,678	12,902,612	32.62%	32.62%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	1,508,179	1,952,801	4.94%	4.94%
€7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	779,901	900,926	2.28%	2.28%
$2,500,000 original capital commitment
.267% limited partnership interest

Total International	2,288,080	2,853,727	7.22%	7.22%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of September 30, 2007
			Fair Value	Fair Value
	Principal		% of	as a
	Amount/		Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	$1,340,828	$2,378,767	6.01%	6.01%
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	280,797	308,172	0.78%	0.78%
$5,000,000 original capital commitment
.124% limited partnership interest

Total Large Corporate Restructuring	1,621,625	2,686,939	6.79%	6.79%

Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	2,464,759	4,289,615	10.84%	10.84%
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	2,649,276	2,658,504	6.72%	6.72%
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	1,243,214	1,313,870	3.32%	3.32%
$3,500,000 original capital commitment
.990% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.	1,221,670	1,061,608	2.68%	2.68%
$9,514,196 original capital commitment
.342% limited partnership interest

Total Medium Corporate Restructuring	7,578,919	9,323,597	23.56%	23.56%

Sector Focused:
First Reserve Fund VIII, L.P.	74,214	76,000	0.19%	0.19%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	94,603	98,351	0.25%	0.25%
Providence Equity Offshore Partners III, L.P.	1,154	6,527	0.02%	0.02%
$3,500,000 original capital commitment	95,757	104,878	0.27%	0.27%
.372% limited partnership interest

VS&A Communications Partners III, L.P.	1,080,470	1,073,037	2.71%	2.71%
$3,000,000 original capital commitment
.293% limited partnership interest

Total Sector Focused	1,250,441	1,253,915	3.17%	3.17%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of September 30, 2007
			Fair Value	Fair Value
	Principal		% of	as a
	Amount/		Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets

Small Corporate Restructuring:
American Securities Partners II, L.P.	$163,637	$146,196	0.37%	0.37%
$5,000,000 original capital commitment
1.429% limited partnership interest

Sentinel Capital Partners II, L.P.	1,056,307	1,503,714	3.80%	3.80%
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.
(f/k/a Triumph Partners III, L.P.)	445,068	629,042	1.59%	1.59%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring	1,665,012	2,278,952	5.76%	5.76%

Venture Capital:
Alta California Partners II, L.P.	1,070,217	1,096,731	2.77%	2.77%
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	166,848	195,813	0.50%	0.50%
$1,540,000 original capital commitment
.381% limited partnership interest

Sprout Capital VIII, L.P. (B)	749,640	1,088,510	2.75%	2.75%
$5,000,000 original capital commitment
.667% limited partnership interest

Total Venture Capital	1,986,705	2,381,054	6.02%	6.02%

Total Indirect Investments (C)	16,390,782	20,778,184	52.52%	52.52%

Total Portfolio Investments	$19,459,460	$33,680,796	85.14%	85.14%

(A)
On October 16, 2007, the Trust tendered its shares of Integra Telecom, Inc. in connection with a merger transaction in which the Trust anticipates receiving cash.  The Trust is expected to receive the funds from the merger in 2007.

(B)
In September 2007, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 2,471 common shares of eHealth, Inc. valued at $60,796 with a cost of $38,724.  Such securities were sold in September 2007 for $60,662, resulting in a realized gain of $21,938.

(C)
For the three months ended September 30, 2007, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $584,000:
First Reserve Fund VIII, L.P.                                          $343,000
Parthenon Investors, L.P.                                                  241,000
                         $584,000

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Six Months Ended September 30, 2007

The following per share data and ratios have been derived from information provided in the financial statements.

Decrease in Net Asset Value
Per Share Operating
Performance:	2008

Net asset value, beginning of period	$408.18

Net investment loss	(2.40)
Net change in net assets from portfolio investments	31.96
Net increase in net assets resulting from operations	29.56

Cash distributions:
Return of capital	(42.62)
Gain	(32.38)
(75.00)

Net asset value, end of period	$362.74

Total investment return	14.49%

Ratios to Average Net Assets:

Expenses	2.28%

Net investment loss	(1.18%)

Supplemental Data:

Net assets, end of period	$39,559,410

Portfolio turnover	0.25%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and four individuals (the “Individual Trustees”), three of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investment in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust makes certain Indirect Investments and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust (the “Taxable Subsidiaries”).  The financial statements of the Taxable Subsidiaries are consolidated into the financial statements of the Trust.  The Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiaries are passed through to the shareholders of the Trust on an after tax basis.  The Taxable Subsidiaries were formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities. PEF Indirect, Inc. filed a certificate of cancellation in the state of Delaware to dissolve and was terminated effective March 8, 2007.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees for up to three additional one-year periods.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $33,680,796 as of September 30, 2007, representing 85.14% of shareholders’ equity, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation.  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities, the company's earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of September 30, 2007, all portfolio investments are privately held, and have been fair valued by the Advisor Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)   covenant breaches by the relevant company or investment fund;
(ii)  departures of key members of management;
(iii) bankruptcy or restructuring of the company or investment fund;
(iv) an investment has been valued below cost for one year or longer; or
(v)  investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

During the six months ended September 30, 2007, the Trust recorded a provision for income taxes of $9,059 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiaries.  The income tax provision is comprised of federal tax expense of which $7,323 is current and $1,736 is deferred.

The tax effects of temporary differences that give rise to the deferred tax liability as of September 30, 2007 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiaries in excess of their tax basis.

On April 1, 2007, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 requires that the Trust recognize in its financial statements the impact of tax positions taken (or expected to be taken) on an income tax return only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The adoption of FIN 48 did not have a material impact on the Trust’s consolidated financial statements for the six months ended September 30, 2007.

3.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

4.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

5.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of June 30, 2007, which was used to calculate the management fee for the quarter ended September 30, 2007, was $26,481,973.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

5.           Related Party Transactions, continued

At September 30, 2007, the Trust had prepaid management fees to the Adviser Trustee of $1,382, which is included in prepaid expenses on the consolidated balance sheet.  As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

6.           Investment Commitments

As of September 30, 2007, the Trust had unfunded investment commitments of approximately $3.9 million.

7.           Cash Distributions

During fiscal year 2008, the Trust made cash distributions to shareholders totaling $8,149,486, of which the Beneficial Shareholders received $8,111,986, or $75 per share of beneficial interest in the Trust, and the Adviser Trustee received $37,500.  The breakdown of the distributions between return of capital and gain is $42.62 and $32.38 per share, respectively.  The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.

Cumulative distributions made from inception of the Trust through September 30, 2007 total $104,965,376, of which the Beneficial Shareholders received $104,482,376, or $966.00 per Share and the Adviser Trustee received $483,000.

8.           Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact of adopting SFAS No. 157 on its consolidated financial statements. At this time, the impact to its consolidated financial statements has not been determined.

In February 2007, the FASB issued SFAS No. 159, Fair Value Option for Financial Assets and Financial Liabilities.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact of adopting SFAS No. 159 on its consolidated financial statements. At this time, the impact to its consolidated financial statements has not been determined.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 48	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	None
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 60	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California	1	Remington Oil and Gas Corp. (NYSE), and Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 75	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1
Brandes International Fund,
Sycuan Funds, Forward Funds, Wilshire Target Funds, and as a trustee of RREEF America REIT, RREEF America III REIT and the Pacific Gas and Electric Nuclear Decommissioning Trust

Ronald Pelosi 1200 Prospect Street Suite 200 La Jolla, CA 92037 Age 71	Independent Trustee	Indefinite, Since 2003	President of Trenholm Associates	1	None

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s semi-annual report on Form N-CSR for the six months ended September 30, 2007).

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (UNAUDITED), continued

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the twelve month period ended June 30, 2007).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

ITEM 2.               Code of Ethics.

Not applicable to this semi-annual report.

ITEM 3.               Audit Committee Financial Expert.

Not applicable to this semi-annual report.

ITEM 4.               Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

ITEM 5.               Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

ITEM 6.               Schedule of Investments.

See Item 1.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

In August 2007, the Registrant adopted the amended and restated proxy voting policies and procedures of Pacific Corporate Group LLC as its own.  Such proxy voting policies and procedures are set forth below.

PACIFIC CORPORATE GROUP, LLC
Amended and Restated
Proxy Voting Policies and Procedures

Adopted as of August 2007

I.           Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

II.           Policy

Upon request, Pacific Corporate Group LLC (“PCG”) votes proxies for the funds and securities it holds; therefore, PCG has adopted and implemented this Proxy Voting Policy and Procedures.

Since PCG manages private equity funds (through PCG Asset Management, LLC (“PCGAM”)) and direct private investments (through PCG Capital Partners, LLC (“PCGCP”)), the number of proxies that it receives is limited.  The most common scenario in which PCG is requested to respond to proxy requests is where PCG is requested to vote limited partnership or limited liability company interests in the underlying funds.  In limited circumstances, PCG may be requested to vote on matters (or consent to actions) relating to fee sharing agreements with underlying managers or to vote on matters relating to direct investments in portfolio companies. In even more limited situations, PCG may be requested to vote on matters involving public securities should a private security position be converted into a public security.

PCG votes proxies: (i) for each client that has specifically authorized it to vote them in the investment management contract or otherwise; (ii) for each fund for which it acts as adviser with the power to vote proxies; and (iii) for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

III.           Procedures

A. General Guidelines

In voting proxies, PCG will take action in response to each proxy request that it receives on a case-by-case basis.  PCG is guided by general fiduciary principles and the desire to act prudently in the best interests of the beneficial owners of the accounts it manages.  PCG attempts to consider the variety of attributes of a vote that could affect the value of its investment; accordingly, it seeks to vote in a manner consistent with efforts to maximize shareholder value.  In certain cases, however, PCG may determine to abstain from acting on a proxy request (or from recommending what action should be taken with respect to a proxy request) if it concludes that the potential benefit is outweighed by the cost, or when it is not in the best interests of the fund’s beneficial owners to vote.

B. Conflicts of Interest

PCG will rely on the observations and direct input of PCGCP, the Management Committee of PCGAM, members of the PCGAM Investment Committee, and the PCG Compliance Committee to identify potential conflicts of interest of which they are aware, and to bring such potential conflicts of interest to the attention of PCG’s Chief Compliance Officer (“CCO”).  The CCO will determine whether a conflict of interest is material.

A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PCG’s decision in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The CCO or its designee shall maintain a written record of all materiality determinations.

              B. Conflicts of Interest, continued

If the CCO determines that a conflict of interest is not material, PCG may vote proxies notwithstanding the existence of a conflict.  If the CCO determines that PCG is subject to a material conflict of interest in taking action in response to a proxy request, he shall consider the following potential solutions, as well as any other solutions he wishes to consider: (i) disclosing the conflict of interest to the investors in such fund and obtaining their consent (in accordance with the governing documents of such fund) to act on the proxy request; (ii) engaging an independent third party to recommend a response to the proxy request; (iii) abstaining from acting on the proxy request; or (iv) if the fund for which PCG is considering a proxy request has an independent board of directors advise the independent directors of the conflict for their consideration.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

C. Disclosures

PCG shall include a written description of this policy either in Part II of Form ADV or as a separate document.

D. Proxy Voting Information

PCG shall, upon the request of a PCG fund investor, provide such investor with the information such investor may reasonably request regarding how PCG has responded to proxy requests.

E. Responsibilities

PCGCP is responsible for voting proxy requests relating to direct investments made in its funds.  Should proxy requests arise for indirect (partnership or fund) investments, the PCGAM Investment Committee is responsible for reviewing and responding to proxy matters.  Both the PCGCP and PCGAM organizations are responsible for delivering proxy voting information to the PCG Compliance Committee or its designate when such votes occur.  The PCG Compliance Committee or its designee shall maintain a proxy log of such submittals.

F. Record Keeping

In accordance with the record-keeping rules applicable to a registered investment adviser, PCG will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business:

▪	Client requests to review proxy votes, and PCG’s responses thereto
▪	These proxy voting policy and procedures
▪	Proxy statements and related materials received regarding client securities
▪	Records memorializing how PCG voted
▪	Any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision
▪	Documentation relating to the identification and resolution of conflicts of interest

With respect to proxy voting records for The Pacific Corporate Group Private Equity Fund (“PEF”) or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow PEF or such other funds to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system, as well as on third party records of proxy statements and votes cast, if the third party provides an undertaking to provide the documents promptly upon request.

_______________

These Policies and Procedures will be reviewed on an annual basis.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant for the following reasons:  (i) the Registrant’s securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant’s securities during the period covered by this report.

ITEM 10.             Submissions of Matters to a Vote of Security Holders.

There have been no material changes made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.  The Registrant’s Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant’s board should send nominations to the attention of the Secretary of the Registrant (1200 Prospect Street, Suite 200, La Jolla, California 92037) which includes biographical information and sets forth the qualifications of the proposed nominee.  The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.            Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.              Exhibits.

(a)	(1) Not applicable to this semi-annual report.

(a)	(2) Certifications of the Principal Executive Officer and Principal Financial Officer
of the Registrant as required by Rule 30a-2(a) under the Act.

(a)	(3) Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
----------------------------------------------------------------
By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: December 6, 2007

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: December 6, 2007

By:/s/ Quyen Dao-Haddock

Quyen Dao-Haddock
Vice President, Treasurer and Secretary/Principal
Financial Officer

Date: December 6, 2007